UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                            March 18, 2025 (March 12, 2025)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On March 12, 2025, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of International Seaways, Inc. (“INSW” or the “Company”), on behalf of the Board, approved certain actions concerning the compensation of the Company’s President and Chief Executive Officer (Ms. Lois Zabrocky); its Senior Vice President and Chief Financial Officer (Mr. Jeffrey Pribor); its Senior Vice President, Chief Administrative Officer, Secretary and General Counsel (Mr. James D. Small); its Senior Vice President and Chief Commercial Officer (Mr. Derek Solon); its Senior Vice President and Chief Technical and Sustainability Officer (Mr. William Nugent); and its Vice President and Controller (Mr. Adewale Oshodi), in each case as described below:

The Committee approved entry by the Company into agreements to implement annual base salary increases for each of Mr. Pribor, Mr. Small and Mr. Oshodi, the forms of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively. As a result of these increases, Mr. Pribor will receive an annual base salary of $625,000 and an increase in his target annual bonus percentage to 110%; Mr. Small will receive an annual base salary of $565,000; and Mr. Oshodi will receive an annual base salary of $321,740. The salary increases are retroactive with effect from January 1, 2025.

The Committee also approved increases to Ms. Zabrocky’s annual equity target opportunity to 375% of her base salary; to Mr. Small’s annual equity target opportunity to 130% of his base salary; to Messrs. Solon and Nugent’s annual equity target opportunity to 150% of each of their base salary; and to Mr. Oshodi’s annual equity target opportunity to 75% of his base salary, subject in each case to any decision by the Board with respect to any future increase or decrease. Future equity grants, if any, will be made by the Committee or the Board pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them.

All other material terms of such persons’ employment remain unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

10.1	Form of Amendment No. 7 to Mr. Pribor Employment Agreement.
10.2	Form of Amendment No. 8 to Mr. Small Employment Agreement.
10.3	Form of Amendment No. 9 to Mr. Oshodi Employment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 18, 2025	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amendment No. 7 to Mr. Pribor Employment Agreement.
10.2	Form of Amendment No. 8 to Mr. Small Employment Agreement.
10.3	Form of Amendment No. 9 to Mr. Oshodi Employment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)